EXHIBIT 10.2

                                 AMENDMENT NO. 2

      This Amendment No. 2 dated as of September 20, 1999 ("Agreement"), is among Carriage Services, Inc., a Delaware corporation (the "Borrower"), the lenders signatory to the Credit Agreement described below (the "Lenders"), and Bank of America, N.A., as administrative agent (the "Administrative Agent") for the Lenders.

                                  INTRODUCTION

      Reference is made to the Credit Agreement dated as of June 14, 1999 (as modified, the "Credit Agreement"), among the Borrower, the Lenders, and NationsBank, N.A. d/b/a Bank of America, N.A., predecessor in interest to the Administrative Agent. The Borrower, the Lenders, and the Administrative Agent have agreed to increase the amount of the Commitments under the Credit Agreement to $260,000,000 by increasing the Commitment of Wells Fargo Bank (Texas), National Association from $15,000,000 to $25,000,000, and to make other amendments to the Credit Agreement as set forth herein in connection therewith.

      THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Administrative Agent, and the Lenders hereby agree as follows:

      Section 1. DEFINITIONS; REFERENCES. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

      Section 2.  AMENDMENT.

      (a) The Commitment of Wells Fargo Bank (Texas), National Association shall be increased to $25,000,000 such that upon the effectiveness of this Agreement, the Commitments of each Lender shall be those set forth for such Lender on the signature pages of this Agreement, and the aggregate amount of such Commitments shall be $260,000,000. The effective date for this increase shall be October 1, 1999, and following the effectiveness of this Agreement and as of such date, (a) the Administrative Agent shall record such increased Commitment in the Register and (b) the Administrative Agent shall reallocate all outstanding Advances and all participation interests in Letters of Credit, if any, so that the Lenders hold such Advances and participation interests in Letters of Credit ratably in accordance with their Commitments.
      (b) The following definition of "Amendment No. 2" is added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

            "AMENDMENT NO. 2" means the Amendment No. 2 dated as of September 20, 1999, among the Borrower, the Administrative Agent, and the Lenders amending the terms of this Agreement.

      (c) Section 2.01 is amended by replacing the first sentence of such section in its entirety with the following:

            Section 2.01. COMMITMENT TO MAKE ADVANCES. Each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Advances to the Borrower from time-to-time on any Business Day during the period from the date of this Agreement until the Maturity Date in an aggregate amount not to exceed at any time outstanding (a) the amount set opposite such Lender's name on the signature pages of Amendment No. 2 as its Commitment, or if such Lender has entered into any Assignment and Acceptance, the amount set forth for such Lender as its Commitment in the Register maintained by the Administrative Agent pursuant to Section 9.06(c), as such amount may be reduced pursuant to Section 2.05 (such Lender's "Commitment") LESS (b) such Lender's Pro Rata Share of the Letter of Credit Exposure at such time LESS (c) such Lender's Pro Rata Share of the Swing Line Loan at such time.

      Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings, (b) this Agreement constitutes legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and (c) upon the effectiveness of this Agreement and the amendment of the Credit Documents as provided for herein, no Event of Default shall exist under the Credit Documents and there shall have occurred no event which with notice or lapse of time would become an Event of Default under the Credit Documents, as amended.

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
      Section 4. EFFECT ON CREDIT DOCUMENTS. Except as amended herein, the Credit Agreement and all other Credit Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of the Administrative Agent's or any Lender's rights under the Credit Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower must continue to comply with the terms of the Credit Documents, as amended. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a default or event of default under the other Credit Documents.

      Section 5. EFFECTIVENESS. The effectiveness of the amendments in Section 1 of this Agreement are subject to the satisfaction of the condition precedent that the Borrower shall have delivered or shall have caused to be delivered the documents and other items listed on the Closing Documents List dated as of even date with this Agreement, each in form and with substance satisfactory to the Administrative Agent and where applicable executed by the appropriate parties thereto. Subject to the foregoing, this Agreement shall become effective and the Credit Agreement shall be amended as provided in this Agreement effective on the date first set forth above when the Administrative Agent shall have received duly and validly executed counterparts hereof signed by the Borrower, the Administrative Agent, and the Lenders.

      Section 6. MISCELLANEOUS. The miscellaneous provisions of the Credit Agreement apply to this Agreement. This Agreement may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier.


                         [Signatures begin on next page]

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
      THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      EXECUTED as of the date first above written.


                                    BORROWER:

                                    CARRIAGE SERVICES, INC.


                                    By:_________________________________________
                                          Thomas C. Livengood,  Executive Vice
                                          President   and   Chief    Financial
                                          Officer


                                    ADMINISTRATIVE AGENT:

                                    BANK OF AMERICA, N.A.


                                    By:_________________________________________
                                          Craig S. Wall
                                          Senior Vice President

                                    LENDERS:

                                    BANK OF AMERICA, N.A.


      COMMITMENT:                   By:_________________________________________
                                          Craig S. Wall
      $40,000,000                         Senior Vice President



                                    PROVIDENT SERVICES, INC.


      COMMITMENT:                   By:_________________________________________
                                          Daniel M. Chong
      $50,000,000                         Vice President



                                    BANK ONE, TEXAS, NA


      COMMITMENT:                   By:_________________________________________
                                    Name:_______________________________________
      $40,000,000                   Title:______________________________________



                                    FIRST UNION NATIONAL BANK


      COMMITMENT:                   By:_________________________________________
                                    Name:_______________________________________
      $20,000,000                   Title:______________________________________


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
                                    CHASE BANK TEXAS, N.A.


      COMMITMENT:                   By:_________________________________________
                                    Name:_______________________________________
      $35,000,000                   Title:______________________________________



                                    WELLS FARGO BANK (TEXAS), NATIONAL
                                    ASSOCIATION


       COMMITMENT:                  By:_________________________________________
                                    Name:_______________________________________
      $25,000,000                   Title:______________________________________



                                    UNION BANK OF CALIFORNIA, N.A.


      COMMITMENT:                   By:_________________________________________
                                    Name:_______________________________________
      $15,000,000                   Title:______________________________________



                                    SUNTRUST BANK, ATLANTA


      COMMITMENT:                   By:_________________________________________
                                    Name:_______________________________________
      $25,000,000                   Title:______________________________________


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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
                                    SOUTHWEST BANK OF TEXAS, N.A.


      COMMITMENT:                   By:_________________________________________
                                    Name:_______________________________________
      $10,000,000                   Title:______________________________________

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